UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 12, 2026
Enhabit, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41406	47-2409192
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6688 N. Central Expressway, Suite 1300, Dallas, Texas 75206
(Address of principal executive offices, including zip code)
(214) 239-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EHAB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
At a special meeting of stockholders of Enhabit, Inc., a Delaware corporation (the “Company”), held on May 12, 2026 (the “Special Meeting”), the Company’s stockholders voted to adopt the Agreement and Plan of Merger, dated as of February 22, 2026 (the “Merger Agreement”), by and among the Company, Anchor Parent, LLC, a Delaware limited liability company (“Parent”), and Anchor Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.
As of the close of business on April 13, 2026, the record date for the Special Meeting (the “Record Date”), there were 51,225,606 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), issued and outstanding and entitled to vote at the Special Meeting, with each such share entitled to one vote. At the Special Meeting, the holders of a total of 36,341,102 shares (approximately 71%) of Common Stock were present or represented by proxy, constituting a quorum.
At the Special Meeting, the Company’s stockholders considered (i) a proposal to adopt the Merger Agreement (the “Merger Proposal”) and (ii) a proposal to approve, on a non-binding, advisory basis, a resolution on certain compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger (the “Compensation Proposal”). The proposal to approve the adjournment or postponement of the Special Meeting to a later date or dates, if necessary or appropriate, including to solicit additional proxies if there were insufficient votes to approve the Merger Proposal at the time of the Special Meeting, was not voted on at the Special Meeting because there were sufficient votes to approve the Merger Proposal at the Special Meeting. A more complete description of each proposal is set forth in the Company’s definitive proxy statement for the Special Meeting filed with the Securities and Exchange Commission (the “SEC”) on April 14, 2026.
The number of votes cast for or against as well as abstentions, as applicable, with respect to each matter is set forth below.
Proposal 1. The Merger Proposal
Approval of the Merger Proposal required the affirmative vote of the majority of the voting power of the issued and outstanding shares of Common Stock as of the close of business on the Record Date.
The Merger Proposal was approved with the following vote:

Votes For	Votes Against	Votes Abstained
36,311,910	18,275	10,917
Proposal 2. The Compensation Proposal
Approval of the Compensation Proposal required the affirmative vote of the majority of the outstanding shares of Common Stock as of the close of business on the Record Date entitled to vote on the Compensation Proposal and present or represented by proxy at the Special Meeting.
The Compensation Proposal was approved with the following vote:

Votes For	Votes Against	Votes Abstained
33,086,210	3,030,210	224,682
Item 8.01 Other Events.
Following receipt of the approval of the Merger Proposal, the parties intend to complete the Merger on May 15, 2026. Completion of the Merger remains subject to the satisfaction or waiver of customary closing conditions set forth in the Merger Agreement that by their nature are to be satisfied at the closing of the Merger. Following the Merger, the Common Stock will be delisted from the New York Stock Exchange and shares of the Common Stock will cease to be publicly traded.

Forward-Looking Statements
This Current Report on Form 8-K contains and the Company’s other filings and press releases may contain forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements are based on Company management’s current beliefs, as well as assumptions made by, and information currently available to, the Company, all of which are subject to change. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including: (i) the risk that the proposed Merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Common Stock; (ii) the occurrence of any fact, event, change, development or circumstance that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee; (iii) the effect of the announcement or pendency of the proposed Merger on the Company’s business relationships, operating results and business generally; (iv) risks that the proposed Merger disrupts the Company’s current plans and operations; (v) the Company’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business, in light of the proposed Merger; (vi) risks related to the diversion of management’s attention from the Company’s ongoing business operations; (vii) unexpected costs, charges or expenses resulting from the proposed Merger; (viii) the ability of Parent to obtain financing for the proposed Merger; (ix) litigation relating to the proposed Merger that has and could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; (x) continued availability of capital and financing; (xi) certain restrictions during the pendency of the proposed Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; and (xii) other risks described in the Company’s filings with the SEC, such risks and uncertainties described under the headings “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and other sections of the Company’s Annual Report on Form 10-K filed with the SEC on March 5, 2026 and subsequent filings. No list or discussion of risks or uncertainties should be considered a complete statement of all potential risks and uncertainties. Unlisted or unknown factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, and legal liability to third parties and similar risks, any of which could have a material adverse effect on the completion of the proposed Merger and/or the Company’s consolidated financial condition, results of operations or liquidity. The forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to provide revisions or updates to any forward-looking statements, whether as a result of new information, future events or otherwise, should circumstances change, except as otherwise required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENHABIT, INC.
By:	/s/ Dylan C. Black
	Name:	Dylan C. Black
	Title:	General Counsel
Dated: May 12, 2026